SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K (12)(g)(3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 15, 2005

_________________

NT HOLDING CORP.

(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Unit 507, Commercial House

No. 35 Queen’s Road Central, Hong Kong

(Address of Principal Executive Offices)

385 Freeport, #1

Sparks, NV 89431

(Former Address of Principal Executive Offices)

852-9188-2864

(Issuer Telephone Number)

917-981-4569

(Former Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

===============================================================

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “our company believes,” “management believes” and similar language. These forward-looking statements are based on our current expectations and are subject to certain risks, uncertainties and assumptions, including those set forth in the discussion under Part 1, Item 1 “Description of Business” and Part 1, Item 6 “Management’s Discussion and Analysis”, including under the heading “– Risk Factors” under Part 1, Item 6. Our actual results may differ materially from results anticipated in these forward-looking statements. We base our forward-looking statements on information currently available to us, and we assume no obligation to update them. In addition, our historical financial performance is not necessarily indicative of the results that may be expected in the future and we believe that such comparisons cannot be relied upon as indicators of future performance.

Certain financial information included in this annual report has been derived from data originally prepared in Renminbi (RMB), the currency of the People’s Republic of China. For purposes of this report, a conversion rate of US$1.00 to RMB 8.3 was utilized. There is no assurance that RMB amounts could have been or could be converted into US dollars at that rate.

PART 1

Description of Business

HISTORY

NT Holding Corp., ((“we”, “us”, “our”, “NTHH” or “our Company”), was incorporated on April 11, 1984 under the laws of the State of Delaware as CMS Advertising. On September 25, 1989 the Company changed its name to Unico, Inc. On April 25, 2002 the Company changed its name to ABSS, Corp. On May 7, 2004 the Company changed its name to NT Holding Corp.

The Company’s initial business activities were associated with the sale and administration of cooperative direct mail advertising franchises commenced in May 1984. In January 1999, the shareholders of the Company approved the sale of all of the issued and outstanding common stock of its operating subsidiary to Next Generation Media Corp. Between 1999 and 2001, the Company pursued several different lines of business.

In October 2001, ABSS incorporated Money Bucket, Inc., a Nevada corporation, to become the operational unit of ABSS’s fashion business. In March 2003, the Company terminated all of its business activities.

On May 7, 2004, the Company held a shareholder’s meeting in which it took the following actions: (1) elected Alan Lew, Aaron Etra, and Andre Todd to the Board of Directors for the ensuing year; (2) changed the name of the Company to NT Holding Corp.; (3) re-incorporated the domicile of the Company from Delaware to Nevada; (4) engaged Madsen & Associates as independent auditors; (5) increased the authorized shares from twenty (20) million to one hundred (100) million; (6) approved the Company’s Employee Stock Option Plan; and (7) approved the reverse stock split (pro-rata reduction of outstanding shares) of four old shares for one new share of the Company’s issued and outstanding shares of Common Stock.

On August 15, 2005, the Company entered into an Agreement for Share Exchange (the “Share Exchange Agreement”) with each of Alan Lew, an individual (“Alan Lew”), Newfair Associates Limited, a British Virgin Islands corporation (“Newfair”), and the Shareholders of Newfair (collectively the “Shareholders”). Pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the issued and outstanding common stock of Newfair from the Shareholders in exchange for a total of 21,614,000 shares of the Company’s common stock (the “Exchange Shares”). Following the issuance of the Exchange Shares, the Company has a total of 24,667,665 shares of common stock issued and outstanding. The principal activity of Newfair is to manufacture and sell plant based pharmaceutical products in China

Following to the issuance of the Exchange Shares, the Company transferred all of its assets and liabilities to its wholly owned subsidiary, PNC Lab, Inc., a Nevada corporation (“PNC”). The Company then distributed its equity in PNC to Alan Lew, who has undertaken to assume all the liabilities of the Company that were transferred to PNC at the time of such transfer.

BUSINESS OVERVIEW

Newfair was founded by Mr. Wong Chi Keung Ivan (“Ivan Wong”) in 2002 when he first established New Life Pharmaceutical Company Limited (formerly known as Sky Concept Technology Limited) in Hong Kong acting as the general sales agent for Hayao Pharmaceutical

Company for a number of plant based pharmaceutical (“PBP”) products. Newfair has extensive experience relating to the production and distribution of the PBP products in China and Hong Kong. During the outbreak of SARS in China in early 2003, Newfair managed to source and sell DaQingYe Pian, a PBP products that can enhance the human immunity system. Newfair successfully established its sales network in Beijing, Shandong, Anhui, Liaoning and extended to other provinces all over China. In April 2005, Newfair acquired the controlling interest in Shandong Changli Pharmaceutical Company Limited (“Shandong Changli”), a Chinese company established for more than 20 years. Shandong Changli was formerly known as Laiyang Pharmaceutical Factory (or “LPF”). LPF was established in 1976. In early 2002, LPF was approved by the SFDA to establish a new plant and relocated its operations to the current premises and changed its name to Shandong Changli. In April 2004, Shandong Changli was granted the Good Manufacturing Practice (“GMP”) certificate by the State Food and Drug Administration of China (“SFDA”), and became the first GMP compliance manufacturer in Laiyang City. Currently, Shandong Changli owns 27 approved pharmaceutical numbers granted by the SFDA, and most of them are carried forward from the product list and of LPF. Shandong Changli also enjoys most of the customer base earned by LPF, and explores additional customers through its own sales network. It owns a GMP certified production facilities with other operating assets, including land and property, in Shandong, China.

The business mission of Newfair is to provide quality PBP products to consumers and to become one of the largest PBP product manufacturers in China and Northeast Asia. Currently the business activities of Newfair are mainly conducted through Shandong Changli and the majority of sales revenues of Shandong Changli are generated in China.

THE PRODUCTS

Newfair, through Shandong Changli, provides PBP products, which can be categorized as follows:

Our products and its main functions:

Chengpi Ding	It improves digestion due to low function of the stomach
Dahuang Ding	It assists in preventing the inflammation of the stomach and intestine paralysis,
Lingzhi Pian (tablets)

Enhance the immune functions, promote memory and relaxation, facilitate detoxification and improve complexion.

Protects the liver from damage and enhances detoxification.

In some studies, it has been found that 90% of tumors have recessed with Lingzhi.

Research of this product has shown this herb to be a powerful source of anti-oxidants and to balance and strengthen the immune system

Fufang Lingzhi Keli (instant drink)

Enhance the immune functions, promote memory and relaxation, facilitate detoxification and improve complexion.

Protects the liver from damage and enhances detoxification.

In some studies, it has been found that 90% of tumors have recessed with Lingzhi.

Research of this product has shown this herb to be a powerful source of anti-oxidants and to balance and strengthen the immune system

Jiawei Lingzhijun Pian (tablets)	It improves body function and assist in lowering blood pressure, and effect of anti fatigue,
Laiyangli Gao	It is used for the symptoms of sore throat, cough with plem, excessive thirst
Laiyangli Zhike Keli (instant drink)	It is used for the symptoms of sore throat, cough with plem caused by common cold
Laiyangli Zhike Tangjiang (syrup for adult)	It is used for the symptoms of sore throat, cough with plem caused by common cold
Xiao`er Zhike Tangjiang (syrup for children)	It is used for the symptoms of sore throat, cough with plem caused by common cold
Laiyangli Zhike Koufuye (syrup - one time treatment packed in bottle)	It is used for the symptoms of sore throat, cough with plem caused by common cold
Ganmao Tuire Keli (instant drink)	It is used for the symptoms of sore throat, running nose. It helps reducing heat, toxin inflammation and execessive thirst.
Sangju Gangmao Keli (instant drink)

For liver and kidney deficiency resulting in dizziness, blurry vision, pain and weakness in lower back and knees, tears induced by wind blowing, eyes are irritable in sunlight, chronic glaucoma, neurasthenia, ringing in the ears, hard in hearing, weak eye sight.

symptoms of headache; cough; thirst and sore throat

PRODUCTION FACILITIES

The only production facility owned by Newfair is the office and production site of Shandong Changli. The production site of Shandong Changli is located at No. 1 Chang Li Road, Food Industrial Park, Laiyang City, Shandong, China. Shandong Changli owns GMPcertified production facilities in Shandong with a land mass of approximately 760,377square feet.

TARGET MARKETS AND PRINCIPAL CUSTOMERS

Majority of the products of Shandong Changli are non-prescription PBP products and are sold through retail drug stores. Shandong Changli does not have a direct sales network of retail drug stores. Instead Shandong Changli sells through good sales practice (or “GSP”) licensed distributors located in different cities and provinces in China.

Target markets

The target customers of Shandong Changli are the households. Chinese people usually store PBP products at home as simple medication for different illnesses. And in fact there are a number of PBP products, which are well known to Chinese people, will always be stored up by Chinese people in case of emergency. To these household customers, the key factors for their selection of PBP products are the brand name, the usefulness and price.

Shandong Changli targets particularly on the elderly people. Most of the Shandong Changli products are related to coughs and immunity systems (such as Lingzhi), which are the common symptoms of the elderly people. The products of Shandong Changli appeals to these elderly people because the product prices of Shandong Changli are very competitive and in general the purchasing power of elderly people is weak as they are the low income group in the society..

Usually the elderly people use PBP products as substitutes to seeking medical consultation. , Usually elderly people have strong brand loyalty and once they build up their confidence on products of a certain brand name, they will not easily switched their choices. In view of this, the marketing strategy of Shandong Changli is to sell the products at low prices to appeal to elderly people and to build up the brand loyalty through quick penetration.

Principle customers

Shandong Changli has 19 main GSP licensed distributors in China covering Beijing, Tianjin, Shandong, Anhui, Inner Mongolia, Hubei, Hunan, Guangxi and northeastern China. The particulars of these GSP distributors are as follow:

Province/Region	Customer Name	Year of Service	Contractual arrangements *

Beijing	Beijing Ao Ke Man	2	Yes
	Beijing Tong Ren Tang	8	No
Tianjin	Tianjin Jing Ye Tang	4	Yes
Shandong	Shandong WeiFang Hai Wang	5	Yes
	Qingdao Guo Feng Group	3	Yes
	Shandong Lukang Pharmaceutical	15	Yes
	Shandong Binzhou Medical Group	25	Yes
	Shandong LinYi Procurement	26	Yes
North East	Harbin Zhong Shi Medical	11	No
	Jilin Duo Beng Medical Group	10	Yes
	Liaoning Yu Beng Medical	9	No
	Heilongjiang Xianke Medical	9	No
Anhui	Anhui Hua Yuan Medical	2	Yes

Inner Mongolia	Inner Mongolia DaJinJiao	2	No
	FuRui Pharmaceutical	2	Yes
	Tianli Pharmaceutical	3	Yes
Hubei	Hubei Zhongzhi	3	Yes
Hunan	ZhaoYang Medical	3	Yes
Guangxi	Guangxi Red Cross Chang An	3	No

*

Contractual arrangements between Shandong Changli and distributors state the approximate amount of products to be purchased by distributors from Shandong Changli on a non – committed based with selling prices fixed for each category of products

SALES AND MARKETING

Shandong Changli sells its PBP products through wholesales network to the retail drug stores then to the general consumers. The wholesales are all GSP licensed distributors under the supervision of regulatory bodies in China. The GSP distributors further sell the products to the retail drug stores all over China.

Shandong Changli negotiates the terms and conditions of distribution agreements with GSP distributors at arms length. Under normal circumstances, there are rooms for GSP distributors and retail drug stores to make profit through selling the products of Shandong Changli. In order to obtain substantial sales orders from GSP distributors, Shandong Changli pays for advertising and promotion work expenses, which include television and magazines advertisings, for these GSP distributors. Shandong Changli has no direct sales network established with the retail drug stores.

COMPETITION

Newfair, through Shandong Changli, engages in manufacture and sale of PBP products, a fast growing and high tech industry of which technologies change rapidly. Shandong Changli makes use of traditional Chinese medicine techniques to produce its PBP products. The competitive edges of Shandong Changli are derived from:

•	Technology - Shandong Changli produces products through traditional Chinese medicine techniques and Shandong Changli is a leading manufacturer of DaQingYe Pian and Laiyang Pear Cough Syrup in China;
•

One of our products – Laiyang Pear Cough Syup, is made of Laiyang Pear, a kind of raw material that is unique over the whole China. Shandong Changli has comparative advantages in sourcing such raw material. Moreover, Shandong Changli is able to name the product under the brandname of Laiyang Pear. This unique product is useful to relieve coughing.

We compete with various companies that are developing or can be expected to develop products similar to ours. In 2004 some of our major competitors included:

•	Wai Yuen Tong Medicine Holdings Limited
•	Long Far Pharmaceutical Holdings Limited]
•	Changchun Daxing Pharmaceutical Co., Limited

In 2005 and 2006, in order to maintain our competitive edge in the future, we plan to pursue the followings:

•	entering into a research and co-operation agreement with Shandong University of Traditional Chinese Medicine in Jinan, Shandong to explore new products for Shandong Changli
•	establishing sales network in different places over China

PRINCIPAL OFFICE

Our principle office is located at Unit 507, Commercial House, No. 35 Queen’s Road Central, Hong Kong.

The principal office and production facility of Shandong Changli are located at No. 1 Chang Li Road, Industrial Park, Laiyang City, Shandong, China.

EMPLOYEES AND ORGANIZATION

Newfair employed a total of 3 administrative staffs as of April 30, 2005. Also, Newfair, through Shandong Changli, employed 171 employees as of April 30, 2005 organized into different departments according to their functions:

Departments	No of Staff
Management	5
Administrations	15
Accounting	3
Purchasing	7
Production	4
Maintenance and engineering	10
Quality control	12
Production lines	68
Packaging	16
Delivery	15
Sales and marketing	16

TOTAL	171

BUSINESS DEVELOPMENT AND ACQUISITIONS

Expansion of sales network

On September 3, 2005, China Daily reported that the State Council issued the Regulation of Direct Selling Administration, which will become effective from December 1, 2005.

According to the regulation, “direct selling” is a type of business model, in which companies recruit sales promoters who sell products directly to end consumers outside the companies’ fixed outlets. It requires that sales promoters earn commission only according to their sales performance, prohibiting a multi-level payment system. Newfair anticipates that the launch of the new regulation will create new opportunities to Shandong Changli in expanding its existing sales network. To capture this opportunity,

Shandong Changli established a new a joint venture with a local partner in Laiyang City to run the direct sales operations. The target customers are the high income group in the Shandong Province, while the sales network will be established through direct selling business model.

As of the date of this report, Shandong Changli has been approved by Foreign Economic Bureau of the local government of Shandong province to run direct sales operations in the Shandong province. We have been granted with the approval certificate we are in the process to obtain the license from the Business Registration Office of the local government of Shandong province. Newfair will consider establishing a new production facility for the manufacture of health care products within the piece of land currently owned by Shandong Changli.

Expansion through acquisition

The Group has positioned itself to develop into a manufacturing based conglomerate in the North East Asia region, which includes the North Eastern part of China, Korea, Japan and Russia. Newfair has established good business connections in provinces such as Shandong, Liaoning and Heilongjiang. The directors believe that based on these connections, the Company can enjoy many acquisition opportunities in this region.

In 2004, Newfair enters into a discussion with a pharmaceutical company located in Harbin, the capital city of Heilongjiang, China for a potential acquisition opportunity. This potential acquisition can expand the product mix of Shandong Changli and strengthen Shandong Changli’s market position in PBP products market in China.

PATENTS AND INTELLECTUAL PROPERTIES

Shandong Changli registered its trademark namely “CHANGLI” with the State Business Administration Bureau in China in August 2003 for its own products. As of the date of this report, we do not have any patent or intellectual property rights on the products.

GOVERNMENT REGULATIONS

The modernization of regulations for the pharmaceutical industry is relatively new in China and the manner and extent to which this industry is regulated will continue to evolve. As a pharmaceutical company, Shandong Changli is subject to the Pharmaceutical Administrative Law, which governs the licensing, manufacture, marketing and distribution of pharmaceutical products in China. Additionally, Shandong Changli is subject to varying degrees of regulation by governmental agencies in China.

The State Food and Drug Administration of China, or “SFDA,”

SFDA is the principal supervisory authority in the pharmaceutical industry in China. It was established in March 2003 on the basis of the former State Drug Administration of China, which was established in March 1998. The SFDA is responsible for the administrative and technological supervision of the research, production and trading of pharmaceutical products and the consolidated supervision of the safety management of food, health care and cosmetic products.

Good Manufacturing Practices (“GMP”)

GMP is a set of standards in respect of quality management of the manufacturing of pharmaceutical products which is promoted by the World Health Organization (“WHO”). These are applicable to the entire pharmaceutical production process and the key working procedures for the production of raw materials which affect the quality of finished medicine products. Many countries have formulated their own requirements for GMP based on the GMP promoted by the WHO. The Administration Center of Pharmaceutical Certification of the SFDA is responsible for pharmaceutical GMP certification in China. A GMP certificate is valid for a term of five years and application for renewal has to be submitted three months prior to its expiration date.

Application procedures

All pharmaceutical products proposed to be sold in China (including previously unapproved drugs, changes in the form or method of administration of previously approved drugs and imported pharmaceutical products) are required to be registered and obtain an approved pharmaceutical number granted by the SFDA. The procedures for applying for registration of pharmaceutical products can be generally divided into the following stages:

•

after completion of the pre-clinical research of the new medicine, application for registration of the new medicine must be submitted to the drug regulatory authorities at the provincial level for review. The drug regulatory authorities at the provincial level, after completion of its review, may submit its opinion and report to the SFDA for review;

•

if all the requirements are complied with, the SFDA will issue a notice of acceptance and proceed with its assessment on whether to grant the approval for conducting the clinical research on the new medicine;

•

after obtaining the approval for conducting the clinical research by the SFDA, the applicant may proceed with the relevant clinical research (which is generally divided into three phases) at institutions with the appropriate qualifications;

•

after completion of the relevant clinical research, the applicant must submit its clinical research report together with the relevant supporting documents to the drug regulatory authorities at the provincial level and provide the raw materials of the new medicine to the China Examination Bureau of Pharmaceutical and Biological Products (the “China Examination Bureau”);

•

the China Examination Bureau will arrange for the conduct of examination of the raw materials supplied by the relevant medicine examination institutes which will then issue the examination result report;

•

the drug regulatory authorities at the provincial level must then review the relevant documents, conduct site inspection, exam samples and, thereafter, submit its opinion, inspection reports and other application materials to the SFDA for review; and

•

if all the regulations are complied with, a certificate of new medicine and a pharmaceutical approval number (if the applicant has a valid Pharmaceutical Products Production Permit and the requisite production conditions for the new medicine) will be granted by the SFDA.

Prescription medicines must be dispensed, purchased and taken with the prescription of practicing doctors or assistant doctors. The purchase of over-the-counter medicines does not require a doctor’s prescription and can be dispensed, purchased and taken by users. The SFDA is responsible for the selection, approval, publication, and revision of the over-the-counter medicine catalogue.

Imported pharmaceutical products are required to meet certain safety and quality standards set by the Chinese government. In addition, these products should have been approved for sale in the country or region where they are manufactured. If the products are not approved in the foreign countries, they can be imported only subject to the approval from the SFDA. The export of pharmaceutical products when there is a shortage of supply in China may be restricted or prohibited.

Item 2. Management’s Discussion and Analysis or Plan of Operation

This report contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “the Company believes,” “management believes” and similar language. The forward-looking statements are based on the current expectations of the Company and are subject to certain risks, uncertainties and assumptions, including those set forth in the discussion under “Description of Business” and “Management’s Discussion and Analysis or Plan of Operation”. The actual results may differ materially from results anticipated in these forward-looking statements. We base the forward-looking statements on information currently available to us, and we assume no obligation to update them.

On August 15, 2005, the Company entered into an Agreement for Share Exchange (the “Share Exchange Agreement”) with each of Alan Lew, an individual (“Alan Lew”), Newfair Associates Limited, a British Virgin Islands corporation (“Newfair”), and the Shareholders of Newfair (collectively the “Shareholders”). Pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the issued and outstanding common stock of Newfair from the Shareholders in exchange for a total of 21,614,000 shares of the Company’s common stock (the “Exchange Shares”).

The Share Exchange was treated as a reverse acquisition for accounting purposes. As such, the financial information reflected activity subsequent to the acquisition for NT Holding Corp and its subsidiaries and financial activity of Newfair prior to the acquisition. We will continue the business operations conducted by Newfair.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

To be completed upon submission of Form 8K/A with audited financial information attached

RESULTS OF OPERATIONS

To be completed upon submission of Form 8K/A with audited financial information attached

YEAR ENDED APRIL 30, 2005 COMPARED TO YEAR ENDED APRIL 30, 2004

To be completed upon submission of Form 8K/A with audited financial information attached

LIQUIDITY AND CAPITAL RESOURCES

To be completed upon submission of Form 8K/A with audited financial information attached

INFLATION

Inflation has not had a material impact on our business.

CURRENCY EXCHANGE FLUCTUATIONS

All of the Company’s revenues and a majority of the expenses in 2004 were denominated primarily in Renminbi (“RMB”), the currency of China. There can be no assurance that RMB-to-U.S. dollar exchange rates will remain stable. A devaluation of RMB relative to the U.S. dollar would adversely affect our business, financial condition and results of operations. We do not engage in currency hedging.

Item 3. Description of Property

The Company’s headquarters occupy a landmass of 760,377 square feet and has the following divisions:

The details of the properties located in headquarters are as follows:

•	Executive Floor
•	Water Filter Room – water needs to be filtered before mixing with herbs
•	Chinese Herbs pre-washed division – herbs need to be washed before production
•	Drying ovens Room – herbs need to be dried after washing
•	Liquid Filing Room – manufacturing/production room
•	Encapsulation Room – manufacturing/production room
•	Tablets Press Machines room – manufacturing/production room
•	Coating/Packaging Room
•	Laboratory Room
•	A staff canteen
•	An air-conditioning central controlling unit

Item 4. Security Ownership of Certain Beneficial Owners and Management

On August 15, 2005, the Company issued 21,614,000 shares of common stock, in the aggregate, to the Shareholders pursuant to the terms of the Share Exchange Agreement. Such issuances were effected under Section 4(2) of the Securities Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in such transaction.

Item 5. Directors and Executive Officers, Promoters and Control Persons

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The following table sets forth the names and ages of our current directors and executive officers, their principal offices and positions and the date each such person became a director or executive officer of our company. Our executive officers are elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there were no arrangements or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer. Currently, directors are not compensated for serving on the Board of Directors. We have not established compensation or executive committees. Currently, our entire board of directors serves as our audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

RESIGNATION OF OFFICERS AND DIRECTORS

On August 30, 2005, subsequent to the Share Exchange Agreement described in the Section “History” of “ITEM 1 – DESCRIPTION OF BUSINESS”, Andre Tood and Aaron Etra each resigned as directors of the Company, and Alan Lew resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and any other officer capacity. On September 9, 2005, Alan Lew also resigned as a director of the Company.

The resignations were not the result of any known disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

APPOINTMENT OF NEW OFFICERS AND DIRECTORS

The Board of Directors, effective upon the resignation of Andre Tood and Aaron Etra on August 30, 2005, appointed Ivan Wong as a member of the Board of Directors and as the Company’s President and Chief Financial Officer and Yui Wei as the Company’s Chief Executive Officer. On September 9, 2005, Yui Wei was also appointed as a member of the Company’s Board of Directors.

BIOGRAPHIES OF OFFICERS AND DIRECTORS

The Management

The executive directors of the Company are as follows:

Name	Age	Nationality	Position

Mr. Yue Wei (00)	35	Chinese	Director & CEO
Mr. Ivan CK Wong (00)	39	Chinese (Hong Kong)	Director & CFO

Mr. Wei was appointed as Executive Director and Chief Executive Officer of the Company in August 2005. Prior joining to the Company, Mr. Wei was the General Manager of a subsidiary of Hayao Holdings Limited, a company listed on the Shanghai Stock Exchange as A Shares and considered to be the largest pharmaceutical company in China by sales. Mr. Wei has extensive experience in product design, cost control, sales and marketing and exporting pharmaceutical products to overseas countries. Mr. Wei graduated from the University of Harbin in 1992 with a Bachelor of Arts degree in foreign languages.

Mr. Wong is one of the founders of the Group and was appointed as Executive Director and Chief Financial Officer of the Group in 2003. Prior joining to the Company, Mr. Wong had held a number of positions namely Director, Chief Financial Officer or Company Secretary in a number of listed companies in Hong Kong. Mr. Wong has extensive experience in accounting, corporate finance, investor relations and mergers and acquisitions. Mr. Wong is a member of the Hong Kong Institute of Certified Public Accountants, the Chartered Association of Certified Accountants (UK), the Hong Kong Institute of Company Secretaries and the Institute of Chartered Secretaries and Administrators (UK). Mr. Wong graduated from Hong Kong Polytechnic in 1989.

CODE OF ETHICS

We have recently adopted a Code of Ethics and Business Conduct authorizing the establishment of a committee to ensure that our disclosure controls and procedures remain effective. Our Code of Ethics also defines the standard of conduct expected by our officers, directors and employees. The Code of Ethics is attached as an exhibit to this report.

Item 6. Executive Compensation

The Company has not paid any salary or compensation for any of the officer or director of the Company during the period from May 1, 2003 to April 30, 2005

Item 7. Certain Relationships and Related Transactions

None.

Item 8. Description of Securities

PART 2

Item 1.  Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our common stock is quoted on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “NTHH”.

Trading in our common stock has been limited and sporadic. The following table shows the range of high and low bid quotations reported by the OTCBB in each fiscal quarter from January 1, 2003 to September 16, 2005, and the subsequent interim period. The OTCBB quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions. As of September 16, 2005, there were approximately 600 holders of record of our common stock. This number does not include an indeterminate number of shareholders whose shares are held by brokers in street name.

BID PRICES FOR THE REPORTING PERIOD

Year	Period	High	Low

2003	First Quarter	$0.04	$0.04
	Second Quarter	0.60	0.04

	Third Quarter	0.68	0.08
	Fourth quarter	1.00	0.20

2004	First Quarter	0.80	0.60
	Second Quarter	1.00	0.32
	Third Quarter	2.75	0.20
	Fourth quarter	1.50	0.20

2005	First Quarter	0.60	0.60
	Second Quarter	1.30	0.25
	Third Quarter (through September 16)	0.88	0.20

DIVIDENDS

We presently intend to retain future earnings, if any, to provide funds for use in the operation and expansion of our business. Accordingly, we have not declared or paid any dividends to our common shareholders and do not presently intend to do so. Any future decision whether to pay dividends will depend on our financial condition and any other factors that our Board of Directors deems relevant.

Item 2. Legal Proceedings

The Company is not aware of any legal proceedings that are material to its business or operations.

Item 3. Changes in and Disagreements with Accountants

None.

Item 4. Recent Sales of Unregistered Securities

On August 15, 2005, the Company issued 21,614,000 shares of common stock, in the aggregate, to the Shareholders pursuant to the terms of the Share Exchange Agreement. Such issuances were effectuated under Section 4(2) of the Securities Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in such transaction.

Item 5.   Indemnification of Directors and Officers

Our articles of incorporation limit the liability of directors to the maximum extent permitted by Nevada law. This limitation of liability is subject to exceptions including intentional misconduct, obtaining an improper personal benefit and abdication or reckless disregard of director duties. Our articles of incorporation and bylaws provide that we may indemnify its directors, officer, employees and other agents to the fullest extent permitted by law. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the bylaws would permit indemnification. We currently do not have such an insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for our directors, officers and controlling 1934 persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2005	NT HOLDING CORP.

/s/ Ivan Wong
By: Ivan Wong
Its: Chief Financial Officer